SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐ Soliciting Material Pursuant to Rule 14a-12

THE FIRST BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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The First Bancshares, Inc.

Notice of Annual Meeting of Shareholders

to be held on May 24, 2012

Dear Fellow Shareholder:

We cordially invite you to attend the 2012 Annual Meeting of Shareholders of The First Bancshares, Inc., the holding company for The First, A National Banking Association. At the meeting, we will report on our performance in 2011 and answer your questions. We are excited about our achievements in 2011 and our plans for the future. We look forward to discussing these with you. We hope that you can attend the meeting and look forward to seeing you there.

This letter serves as your official notice that we will hold the meeting on Thursday, May 24, 2012, at 5:00 p.m. at our main office located at 6480 U.S. Highway 98 West, Hattiesburg, Mississippi 39402 for the following purposes:

1.	To elect three (3) members to the Board of Directors.
2.	To vote on approval of the appointment of T.E. Lott & Company as the Independent Public Accountants for the Company.
3.	To vote on the following advisory (non-binding) proposal:

“Resolved, that the shareholders of The First Bancshares, Inc. approve its executive compensation as described in the section captioned “Compensation Discussion and Analysis” in the 2012 Proxy Statement, including the compensation tables and any related material.”

4.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Management currently knows of no other business to be presented.

Shareholders owning our common stock at the close of business on April 9, 2012, are entitled to attend and vote at the meeting. A complete list of these shareholders will be available at the company's offices prior to the meeting.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 24, 2012

The Proxy Statement for the annual meeting and Annual Report to Stockholders for the year ended December 31, 2011, are available at http://www.cfpproxy.com/3944.

Please use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy to us as promptly as possible.

By Order of the Board of Directors,

M. Ray “Hoppy” Cole, Jr.	E. Ricky Gibson
President and CEO	Chairman of the Board

Dated and Mailed on or about April 23, 2012

Hattiesburg, Mississippi

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The First Bancshares, Inc.

6480 U.S. Highway 98 West

Hattiesburg, Mississippi 39402

Proxy Statement for Annual Meeting of

Shareholders to be Held on May 24, 2012

INTRODUCTION

Date, Time, and Place of Meeting

The Annual Meeting of Shareholders of The First Bancshares, Inc. (the "Company") will be held at the main office of the Company located at 6480 U.S. Highway 98 West, Hattiesburg, Mississippi, on Thursday, May 24, 2012, at 5:00 p.m., local time, or any adjournment(s) thereof (the "Meeting"), for the purpose of considering and voting upon the matters set out in the foregoing Notice of Annual Meeting of Shareholders. This Proxy Statement is furnished to the shareholders of the Company in connection with the solicitation by the Board of Directors of proxies to be voted at the Meeting.

The mailing address of the principal executive office of the Company is Post Office Box 15549, Hattiesburg, Mississippi, 39404-5549.

The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is April 23, 2012.

Record Date; Voting Rights; Vote Required

The record date for determining holders of outstanding stock of the Company entitled to notice of and to vote at the Meeting is April 9, 2012 (the "Record Date"). Only holders of the Company's common stock of record on the books of the Company at the close of business on the Record Date are entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof. As of the Record Date, there were 3,104,867 shares of the Company's common stock issued and outstanding, each of which is entitled to one vote on all matters. Any other matters that properly come before the Meeting will be decided by a majority of votes cast, unless a different vote is required by law, the Articles of Incorporation, or the Bylaws. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting. Shareholders do not have cumulative voting rights.

Proxies

Shares of common stock represented by properly executed proxies, unless previously revoked, will be voted at the Meeting in accordance with the directions therein. If no direction is specified, such shares will be voted FOR each nominee listed below under "Election of Directors" and in the discretion of the person named in the proxy with respect to any other business that may come before the Meeting. We are not aware of any other matter to be considered at the Annual Meeting other than those listed in the Notice of Annual Meeting of Shareholders.

A proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A proxy shall be suspended if the shareholder is present and elects to vote in person.

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MANAGEMENT PROPOSALS

PROPOSAL 1 - ELECTION OF DIRECTORS

Membership on the Board of Directors

The Board of Directors is divided into three classes with staggered terms, so that the terms of only approximately one-third of the Board members expire at each annual meeting. The current terms of the Class II directors will expire at the Meeting. The terms of the Class III directors will expire at the 2013 Annual Shareholders' Meeting. The terms of the Class I directors will expire at the 2014 Annual Shareholders' Meeting. Our directors and their classes are:

Class I	Class II	Class III

Gregory H. Mitchell (I)	Michael W. Chancellor (I)	David W. Bomboy, M.D. (I)
Ted E. Parker (I)	Andrew D. Stetelman (I)	E. Ricky Gibson (I)
Dennis L. Pierce	Charles R. Lightsey (I)	Fred A. McMurry (I)
J. Douglas Seidenburg (I)		M. Ray (Hoppy) Cole, Jr.

(I) indicates independent Director under NASDAQ director independence standards.

Nominees for Class II Director

At the Meeting, shareholders will elect three (3) nominees as Class II directors to serve a three-year term, expiring at the 2015 Annual Meeting of Shareholders, or until their successors are elected and qualified. The nominees for Class II directors are listed below. Each nominee currently serves as a Class II director.

Class II

Michael W. Chancellor (I)
Charles R. Lightsey (I)
Andrew D. Stetelman (I)

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Set forth below is certain information about the nominees:

Background: Michael W. Chancellor, 44, a Laurel businessman, is partner in Bob Palmer’s Chancellor Motor Group—a business he entered in 2001, is owner of Chancellor Properties, a real estate investment company, and President of Chancellor Supply, Inc. He holds his B.S. in Business Administration with emphasis in Marketing from the University of Southern Mississippi. He is a member of the Rotary Club. He was an active member of the Laurel bank board since inception prior to consolidation and served on the Laurel Advisory Board. He also serves as a director of our bank.

Experience/Qualifications/Skills: Mr. Chancellor has served on the board of the Company since 2006. His experience in real estate investments, his involvement in several businesses and in the community, and his educational background make him a valuable asset to the Board.

Background: Charles R. Lightsey, 72, owns his own business as a Social Security Disability Representative. Mr. Lightsey worked with the Social Security Administration for 39 years, serving as District Manager of the Laurel Office for 32 years. He is a recipient of The Commissioner's Citation, the highest accolade accorded by the SSA. His community involvement includes serving as a former deacon of the First Baptist Church of Laurel, member and Board of Directors of the Laurel Kiwanis Club, president of the Laurel-Jones County Council on Aging, member of the Pine Belt Mental Health Association Council and Chairman of the Federal, State and Local Government United Way. He received his degree in Management and Real Estate from the University of Southern Mississippi in 1961. Mr. Lightsey has been a director of the Company since 2003 and served on the board of the Laurel bank prior to consolidation. He currently serves on the Laurel Advisory Board and the board of the bank.

Experience/Qualifications/Skills: Mr. Lightsey has served on the Company’s board since 2003. His background as a manager with the Social Security Administration and his ownership of a business provide the board with a broad range of knowledge and business acumen.

Background: Andrew D. Stetelman, 51, is the third generation of his family in London and Stetelman Realtors. He graduated from the University of Southern Mississippi in 1983. He has served in many capacities with the National, State, and Hattiesburg Board of Realtors, and is past president and the Realtor of the Year in 1992 of the Hattiesburg Board of Realtors and the first Mississippi Commercial Realtor of the Year. He presently serves as the chairman of the Hattiesburg Convention Center, is a board member for the Area Development Partnership, and is a member of the Kiwanis International. Mr. Stetelman has been a director of the Company since 1995 and is also a director of the bank.

Experience/Qualifications/Skills: Mr. Stetelman has been a director of the Company since its inception in 1995. His experience in commercial real estate and real estate investments provides the board with insight in the trends and risks associated with residential and commercial real estate within all of our markets. His advice on all real estate issues is very valuable to the board.

The Board of Directors unanimously recommends you vote FOR Proposal 1 to elect all the nominees.

Set forth below is information about each of the Company's other directors and each of its executive officers.

Background: David W. Bomboy, M.D., 66, is a lifelong resident of Hattiesburg, Mississippi. He graduated with honors in Pre-Medicine from the University of Mississippi in 1968 and earned an M.D. degree from the University of Mississippi Medical Center in 1971. Dr. Bomboy completed his orthopedic surgical training at the University of Mississippi in 1976. He is a board-certified orthopedic surgeon and has practiced orthopedics in southern Mississippi for 35 years. Dr. Bomboy is a member of the Mississippi State Medical Association, the American Medical Association, and served as past president of the Mississippi Orthopedic Society. He is the past president of the Methodist Hospital Medical Staff. Dr. Bomboy has been a director of the Company since 1995 and is also a director of the bank.

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Experience/Qualifications/Skills: Dr. Bomboy has served on the board of the Company since its inception in 1995. He is the sole physician on our board which enables him to bring a different perspective to the challenges the board faces. His background, experience, and knowledge of the medical and business communities are important in the board’s oversight of management. His past involvement in real estate development adds another perspective to board discussions.

Background: M. Ray (Hoppy) Cole, Jr., 50, currently serves as CEO and President of the bank and the Company. Prior to joining the bank in September of 2002, Mr. Cole was Secretary/Treasurer and Chief Financial Officer of the Headrick Companies, Inc. for eleven years. Mr. Cole began his career with The First National Bank of Commerce in New Orleans, Louisiana and held the position of Corporate Banking Officer from 1985-1988. In December of 1988, Mr. Cole joined Sunburst Bank in Laurel, Mississippi serving as Senior Lender and later as President of the Laurel office. Mr. Cole graduated from the University of Mississippi where he earned a Bachelor's and Master's Degree in Business Administration. Mr. Cole also attended the Stonier Graduate School of Banking at the University of Delaware. He served as director of the Company from 1998 to 1999, and then from 2001 through the present. He also served as a director of our Laurel bank prior to consolidation and currently serves on the board of the bank.

Experience/Qualifications/Skills: Mr. Cole has served on the board of the Company for more than ten years. Mr. Cole’s years of experience in banking as well as his experience as CFO of a large company lend expertise to the board. His insight is an essential part of formulating our policies, plans and strategies.

Background: E. Ricky Gibson, 55, has been president and owner of N&H Electronics, Inc., a wholesale electronics distributor, since 1988 and of Mid South Electronics, a wholesale consumer electronics distributor, since 1993. He attended the University of Southern Mississippi. He is a member of Parkway Heights United Methodist Church. Mr. Gibson serves as Chairman of the Board and has been a director of the Company since 1995 and is also a director of the bank.

Experience/Qualifications/Skills: Mr. Gibson has served on the board of the Company since its inception in 1995. As the owner of wholesale electronics distributorships, Mr. Gibson is knowledgeable about all aspects of running a successful business and he understands the challenges business owners face. Also, he has developed an understanding of our bank and the banking industry in general, particularly in the area of audit and executive compensation. He serves as Chairman of the Board of both the Company and the bank and has served as chairman of the bank audit committee and is chairman of the compensation committee.

Background: Fred A. McMurry, 47, is a lifetime resident of the Oak Grove area. He is currently President and General Manager of Havard Pest Control, Inc. with over 29 years of experience in this family-owned business. He also serves on the board of the Bureau of Plant Industry of the Mississippi Department of Agriculture and Commerce and the Dixie National Sale of Junior Champions Promotion Committee. In addition, he is President of West Oaks, LLC. and Vice President of Oak Grove Land Company, Inc. Mr. McMurry has been a director of the Company since 1995 and is also a director of the bank.

Experience/Qualifications/Skills: Mr. McMurry has been a director of the Company since its inception in 1995. He contributes his extensive knowledge of the Lamar County area of Mississippi, which is one of our primary markets. His many years of experience in family-owned businesses give him a broad understanding of the needs of our customers as well as insight into the economic trends in the area. He also has been involved in real estate development which adds value to loan discussions.

Background: Gregory H. Mitchell, 71, former Mayor of Picayune, Mississippi, retired as procurement manager for Mississippi Space Services at Stennis Space Center. Mr. Mitchell is a member of Salem Baptist Church and the National Management Association (NMA), as well as the Board of Trustees for Pearl River Community College where he was elected President in January, 2008, for a two year term. He also serves on the Board of Directors for the Picayune Chamber of Commerce; the Field Advisory Council, Division of Housing and Urban Development. Mr. Mitchell has been a director of the Company since 2003 and also serves on the Picayune Advisory Board and on the board of the bank.

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Experience/Qualifications/Skills: Mr. Mitchell has served on the board of the Company since 2003. His experience as Mayor of the City of Picayune, MS and also as procurement manager provide the board with valuable insight in board discussions.

Background: Ted E. Parker, 51, attended the University of Southern Mississippi and served as a licensed commodity floor broker at the Chicago Mercantile Exchange. He has been in the stocker-grazer cattle business for more than 30 years. He was selected as Lamar County Young Farmer and Rancher for 1993 and served as a board member of Farm Bureau Insurance. He is a member of the National Cattlemen's Association, the Texas Cattle Feeders Association, Covington County Cattlemen’s Association, and the Seminary Baptist Church. Mr. Parker has been a director of the Company since 1995 and is also a director of the bank.

Experience/Qualifications/Skills: Mr. Parker has served on the board of the Company since its inception in 1995. His experience in the cattle business provides the board with insight into the needs of agricultural community in our market. He is very familiar with the market in which he lives and works and is also very involved in his community.

Background: Dennis L. Pierce, 55, is president of Dennis Pierce, Inc., a real estate development company in Hattiesburg, Mississippi, and the owner and president of PierCon, Inc. of Hattiesburg, a general contracting firm. Through PierCon, Mr. Pierce is responsible for several commercial construction jobs, and he is also involved in numerous commercial ventures. Mr. Pierce is a director and national representative of the Hattiesburg Homebuilders Association. Since 1995, he has been a member and broker with the Hattiesburg Board of Realtors. He attended the University of Southern Mississippi. Mr. Pierce has been a director of the Company since 1995 and is also a director of the bank.

Experience/Qualifications/Skills: Mr. Pierce has been a director of the Company since its inception in 1995. Mr. Pierce’s experience as a builder and real estate investor provide the board with valuable knowledge in those areas. His advice and input over the years has proven to be very valuable to our board.

Background: J. Douglas Seidenburg, 51, is the owner and president of Molloy-Seidenburg & Co., P.A. He has been a CPA for more than 20 years. Mr. Seidenburg is involved in many civic, educational, and religious activities in the Jones County area. Past activities include serving as president of the Laurel Sertoma Club, president of the University of Southern Mississippi Alumni Association of Jones County, one of the founders of First Call for Help, a local United Way Agency started in 1990, treasurer of St. John's Day School, director of Leadership Jones County and Future Leaders of Jones County. Mr. Seidenburg is a graduate of the University of Southern Mississippi, where he earned a B.S. degree in Accounting. Mr. Seidenburg has been a director of the Company since 1998 and served as director of the Laurel bank prior to consolidation. He also serves on the board of the bank.

Experience/Qualifications/Skills: Mr. Seidenburg has served on the board of the Company since 1998. He is Chairman of the Audit Committee and Nominating Committee and serves as the Financial Expert. His experience as a CPA and his knowledge of Corporate Governance help provide the board with an understanding of financial and accounting issues that are faced in today’s business environment.

Set forth below is information about the Company’s non-director executive officer.

Background: Dee Dee Lowery, CPA, 45, serves as Executive Vice President and Chief Financial Officer of the Company and the bank. Prior to joining the bank in February of 2005, Mrs. Lowery was Vice President and Investment Portfolio Manager of Hancock Holding Company for 4 years. Mrs. Lowery began her career in 1988 with McArthur, Thames, Slay and Dews, PLLC as a staff accountant until joining Lamar Capital Corporation in 1993. From 1993 until the merger in 2001 with Hancock Holding Company, Mrs. Lowery held several positions beginning with Internal Auditor for 2 years, Comptroller for 3 years and then Chief Financial Officer and Treasurer for 3 years. Mrs. Lowery graduated from the University of Southern Mississippi where she earned a Bachelor’s Degree in Business Administration with an emphasis in Accounting. Mrs. Lowery is on the Advisory Board for the Business School at the University of Southern Mississippi. Mrs. Lowery is a member of the MS Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mrs. Lowery is a member of the Funds Distribution Committee of the United Way, the Rotary Club of Petal and the Petal Children’s Task Force. Mrs. Lowery is also an active member of The Turning Pointe Church.

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Family Relationships

M. Ray (Hoppy) Cole, Jr., Director, CEO and President of the Company and the Bank, is the son of Ellen Cole, President, Pascagoula Branch.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The Compensation Committee (for purposes of this analysis, the “Committee”) of the Board has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy. The Committee ensures that the total compensation paid to the named executive officers is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to the named executive officers, including the actively-employed named executive officers, are similar to those provided to other executive officers in publicly traded financial institutions.

On February 6, 2009, we became a participant in the U.S. Treasury’s Troubled Asset Relief Program (“TARP”) by participating in the Capital Purchase Program. On September 29, 2010, we refinanced our Capital Purchase Program funding into Community Development Capital Initiative funding. The Community Development Capital Initiative is also a TARP program. As a result of our participation in TARP, The First Bancshares, Inc. and certain of our employees are subject to compensation related limitations and restrictions for the period that we continue to participate in TARP. The TARP compensation limitations and restrictions include the following:

•	Except in limited circumstances, our most highly compensated employee (as determined on an annual basis) is prohibited from receiving cash bonus payments during the TARP period. Mr. Cole was subject to this limitation during 2011.
•	Except in limited circumstances, our Named Executive Officers (NEOs) and our next five most highly compensated employees (each as determined on an annual basis) are prohibited from receiving any severance payments upon a termination of employment or any payments triggered by the occurrence of a change in control.
•	Our NEOs and next 20 most highly compensated employees are subject to a “clawback” of incentive compensation if that compensation is based on materially inaccurate financial statement or performance metrics. Further, no one in this group of employees may receive any tax gross-up payment during the TARP period.
•	We are limited to an annual tax deduction of $500,000 with respect to the compensation paid to each of our NEOs.

The TARP rules further required us to adopt an “Excessive or Luxury Expenditure Policy.” Our board of directors has complied with this requirement and the policy is located on our website, www.thefirstbank.com. It is the intent of our board of directors that the policy remain in full force and effect for the duration of the TARP period. The policy covers, in particular, entertainment or events, office and facility renovations, aviation or other transportation services and other similar items, activities or events for which we may reasonably anticipate such expenditures that are not reasonable expenditures for staff development, reasonable performance incentives, or other similar reasonable measures conducted in the normal course of our business operations. All of our employees are required to comply with the policy. Our Chief Executive Officer and Chief Financial Officer are primarily accountable for ensuring adherence to the policy and for certifying that prior approval for any expenditure requiring such prior approval was properly obtained.

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In addition to the foregoing limitations and restrictions, the TARP rules and regulations will require the Compensation Committee to undertake a semi-annual risk assessment with respect to certain of the compensation plans, programs and arrangements maintained by the Company, regardless of whether the individual employee(s) covered by the plan, program or arrangement is a NEO. The risk assessments are intended to reduce the chance that any employee will be incentivized to take unacceptable risks in order to maximize his or her compensation under such plans, programs and arrangements.

As the TARP final rules were implemented in 2009, the Compensation Committee regularly discussed its compliance obligations with respect to our executive compensation programs at each committee meeting. The Compensation Committee has depended upon guidance from our legal counsel to fully interpret the extent of the application of each of these requirements in our executive compensation programs.

On a related note, in June 2010 Federal banking regulators issued final interagency guidance that set forth a framework for assessing the soundness of incentive compensation plans, programs and arrangements maintained by financial institutions. The guidance focuses on balanced risk-taking incentives, compatibility with effective controls and risk management, and strong corporate governance.

The Compensation Committee believes that an awareness and assessment of the impact of risk has always been, and will continue to be, a component of its analysis of executive compensation. As such, the committee recognizes the role of risk assessment in the overall processes and procedures for establishing such executive compensation. In this regard, the committee believes that the TARP semi-annual risk assessment and the Federal Reserve’s rules will serve as a framework for reconfirming the appropriateness of the process and procedure the committee has previously followed in reaching its decisions with respect to compensation related matters.

Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2011 as well as the other individuals included in the Summary Compensation Table on page 14 are referred to as the “named executive officers” or “NEO”s.

Compensation Philosophy and Objectives

The Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns the interests of the executive officers with the Company’s overall business strategy, values and management initiatives. These policies are intended to reward executives for strategic management and the enhancement of shareholder value and support a performance-oriented environment that rewards achievement of internal goals. The Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, the Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should be designed to include both cash and stock-based compensation that reward performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

The Committee makes all compensation decisions for the named executive officers and approves recommendations regarding equity awards to all named executive officers of the Company. Decisions regarding the non-equity compensation of other executive officers are made by the Committee and the Chief Executive Officer.

The Committee and the Chief Executive Officer annually reviews the performance of each member of the named executive officers (other than the Chief Executive Officer whose performance is reviewed by the Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Committee. The Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

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Setting Executive Compensation

Based on the foregoing objectives, the Committee has structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals. To that end, the Committee has retained Blanchard Chase to provide research for benchmarking purposes related to executive compensation. Additionally, the Company subscribes to and participates in the Mississippi Bankers Association survey, which provides the Committee with comparative compensation data from the Company’s market areas and its peer groups. This information is used by the committee to ensure that it is providing compensation opportunities comparable to its peer group, thereby allowing the Company to retain talented executive officers who contribute to the Company’s overall and long-term success.

It is anticipated that the services provided by the third-party consultant will be used as the basis of comparison of compensation between the Company and the companies in the Compensation Peer Group.

Compensation Policies and Practices as They Relate to Risk Management

As participants in the Troubled Asset Relief Program (“TARP”) administered by the United States Department of the Treasury, the Company is subject to the executive compensation requirements of the Emergency Economic Stabilization Act of 2008 (“EESA”) and as amended by the American Recovery and Reinvestment Act of 2009 (“ARRA”). In compliance therewith the Compensation Committee of the Board of Directors of the Company meets at least semi-annually to discuss and evaluate employee compensation plans in light of its assessment of risk posed to the Company from such plans and to ensure compliance with executive compensation rules and regulations implemented under EESA and ARRA. The Compensation Committee met twice in 2011 to review the Company’s compensation plans and determined that the Company had no compensation plans that would encourage manipulation of reported earnings to enhance compensation or encourage unnecessary or excessive risk-taking. The Compensation Committee has determined that there are no compensation policies or procedures that are likely to have a material adverse effect on the Company.

Capital Purchase Program – Effect on Executive Compensation

In February, 2009 the Company entered into a transaction with the Department of the Treasury under the TARP Capital Purchase Program (“CPP”). Subsequently, on September 29, 2010, the Company entered into a transaction with Treasury by which it refinanced its CPP funding for lower-cost funding, and also accepted additional funding for a total of $17,123,000 in funding, through participation in the Community Development Capital Initiative (“CDCI”). As a TARP participant, the Company has been required to comply with the Treasury standards for executive compensation and corporate governance for the period during which the Treasury holds equity in the Company issued under TARP. As discussed above, the Company must meet certain standards, including (without limitation): (1) ensuring that incentive compensation for certain senior executives does not encourage unnecessary and excessive risks that threaten the value of the Company; (2) requiring a return to the Company of any bonus or incentive compensation paid to certain senior executives based on financial statements or other performance metric criteria that are later proven to be materially inaccurate; (3) prohibiting the Company from making certain excess payments to certain senior executives made on account of involuntary separations from service or in connection with a bankruptcy, insolvency or receivership of the Company; and (4) agreeing not to deduct for tax purposes executive compensation in excess of $500,000 for each applicable senior executive. The TARP executive compensation and corporate governance standards have been implemented in an interim final rule found in the Code of Federal Regulations at 31 CFR Part 30 (the “TARP IFR”). For so long as the Treasury continues to hold equity interests in the Company issued under TARP, the Company will monitor its compensation arrangements and modify them as necessary, limit its compensation deductions, and take such other actions as may be necessary to comply with TARP IFR, as the same may be modified from time to time. The Company does not anticipate that any material changes to its existing executive compensation structure will be required to maintain its compliance with the TARP IFR.

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2011 Executive Compensation Components

Historically, and for the fiscal year ended December 31, 2011, the principal components of compensation for named executive officers were:

•	base salary;

•	performance-based cash incentive bonus compensation;

•	equity incentive compensation;

•	retirement and other benefits; and

•	Perquisites and other personal benefits.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility.

During its review of base salaries for executives, the Committee primarily considers: 1) performance of the Company; 2) market data provided by our outside consultants; 3) internal review of the executive’s compensation, both individually and relative to other officers; and 4) individual performance of the executive. Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries of the named executive officers are based on the Committee’s assessment of the individual’s performance.

Performance-Based Cash Incentive Bonus Compensation

The Company has established an incentive bonus compensation plan that is based upon individual performance as well as team and corporate performance. Named executive officers in the Company have unique performance goals in up to seven (7) categories. The individual measures relate primarily to sales, service quality, regulatory compliance, timeliness, and financial goals. The particular measures on an individual’s performance depend on the actions that are determined to be most important for that individual to achieve for the current year. The estimated bonus payouts are accrued throughout the year. Cash bonuses may be granted to executives at each year end depending on the achievement of performance targets that include growth, profitability, and quality control measures. The Company’s Chief Executive Officer did not have a cash incentive plan during 2011.

For the year ended December 31, 2011, the following cash bonuses were awarded:

M. Ray (Hoppy) Cole, Jr.	$0.00
Dee Dee Lowery	16,663.50
Carol M. Daniel(1)	7,773.54
Ray L. Wesson, Jr.(1)	9,061.64
Eric Waldron(1)	8,093.75

(1) Carol M. Daniel, Ray L. Wesson, Jr., and Eric Waldron are executive officers of the bank and not the holding company.

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Equity Incentive Compensation

2007 Stock Option Plan (1)

In 2007, the Company adopted The First Bancshares, Inc. 2007 Stock Incentive Plan. The 2007 Plan provides for the issuance of up to 315,000 shares of Company Common Stock, $1.00 par value per share. Shares issued under the 2007 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

Awards of Company Common Stock under the 2007 Plan may take the form of a stock option, including an incentive stock option (a stock option which meets the applicable requirements of the Internal Revenue Code), stock appreciation rights (an award entitling a holder to receive an amount in cash, Company Common Stock, or a combination of both determined by reference to the excess of the fair market value of a specified number of shares of Company Common Stock over a specified price which shall not be less than the fair market value of such shares as of the date of the grant), restricted stock awards (a transfer of shares subject to certain restrictions on transfer or other incidents of ownership or subject to specified performance standards), dividend equivalent rights (an award entitling a holder to receive an amount in cash, Company Common Stock, or a combination of both determined by reference to the cash dividends paid on a specified number of shares of Company Common Stock from the date of grant), performance unit awards, restricted stock units or other stock-based awards (including without limitation, awards entitling recipients to receive shares of Company Common Stock to be delivered in the future) (collectively referred to as "Awards"). As of December 31, 2011, 46,203 restricted stock awards were granted.

(1)	The First Bancshares, Inc. 2007 Stock Incentive Plan replaced The First Bancshares 1999 Stock Incentive Plan, which is no longer in effect.

Retirement and Other Benefits

All employees of the Company, including named executive officers, are eligible to participate in the The First Bancshares, Inc. 401K Plan and Trust.

The Company sponsors an Employee Stock Ownership Plan (ESOP), which was established in 2006 for employees who have completed one year of service for the Company and attained age 21. Employees become fully vested after five years of service. Contributions to the plan are at the discretion of the Board of Directors. At December 31, 2011, the ESOP held 6,040 shares of Company common stock and had no debt obligation.

Perquisites and Other Personal Benefits

The Company provides named executive officers with perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.

The named executive officers participate in the Company’s broad-based employee benefit plans, such as medical, dental, supplemental disability and term life insurance programs. Some of the named executive officers are provided use of company automobiles. The vehicle is provided primarily for their business travel. Personal use is taxed through the Company’s payroll process. Each named executive officer and certain other members of senior management are entitled to receive a cash payment upon such executive’s death through the split dollar death benefit funded by bank owned life insurance.

Attributed costs of the personal benefits described above for the named executive officers for the fiscal year ended December 31, 2011, are included in the “Summary Compensation Table” on page 15.

11

The Company has entered into Change of Control Agreements with certain key employees. The Change of Control Agreements are designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for the named executive officers is provided under the heading “Potential Payments Upon Termination or Change in Control” on pages 20 and 21.

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m)(5) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $500,000 that is paid to certain individuals. The Company believes that compensation paid under the incentive plans are generally fully deductible for federal income tax purposes.

12

COMPENSATION COMMITTEE REPORT

The Compensation Committee certifies that it has reviewed with senior risk officers the SEO incentive compensation arrangements and has made reasonable efforts to ensure that such arrangements do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the financial institution.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION
COMMITTEE

E. Ricky Gibson, Chairman
David W. Bomboy
Gregory H. Mitchell
Ted E. Parker

13

The First Bancshares, Inc.

Summary Compensation Table (SCT)

For the Year ended December 31, 2011

Name and Principal Position	Year	Salary	Non-equity Incentive Plan Compensation	All other Compensation	Total
M. Ray (Hoppy) Cole, Jr., President and Chief Executive Officer	2011	$203,927.51	$0.00	$73,823.44	$277,750.95
	2010	186,352.20	0.00	35,497.54	221,849.74
	2009	173,114.13	0.00	14,586.92	187,701.05
Dee Dee Lowery, Chief Financial Officer	2011	142,933.91	16,663.50	27,882.01	187,479.42
	2010	134,269.34	17,595.00	17,909.65	169,773.99
	2009	119,735.16	2,000.00	10,007.90	131,743.06
Carol M. Daniel, Credit Administrator(1)	2011	140,150.57	7,773.54	28,042.28	175,966.39
	2010	135,087.70	11,778.03	17,986.91	164,852.64
	2009	136,253.13	2,000.00	11,984.21	150,237.34
Ray L. Wesson, Jr., President, Southern Region(1)	2011	156,787.36	9,061.64	28,747.21	194,596.21
	2010	152,466.91	9,225.00	18,695.27	180,387.18
	2009	150,000.00	2,250.00	8,741.10	160,991.10
Eric Waldron, President, Northern Region(1)	2011	132,109.76	8,093.75	18,751.84	158,955.35
	2010	116,001.34	9,553.00	12,577.33	138,131.67
	2009	113,818.42	5,242.50	7,667.97	126,728.89

(1) Carol M. Daniel, Ray L. Wesson, Jr., and Eric Waldron are executive officers of the bank and not the holding company

14

The First Bancshares, Inc.

SCT (Continued)

All Other Compensation

For the Year Ended December 31, 2011

Name	Year	Auto Allowance	401(k) Match	Group Term Life Insurance	Medical, Dental, Disability Insurance	Split Dollar Death Benefit BOLI	Stock Awards (4)	Additional Compensation (1)(2)	Total Compensation
M. Ray (Hoppy) Cole, Jr.(2)	2011	$4,060.00	$6,157.05	$361.20	$6,373.38	$460.00	$35,344.05	$21,067.76	$73,823.44
	2010	676.87	5,715.88	361.20	6,131.40	426.00	20,969.55	1,216.64	35,497.54
	2009	952.50	5,342.72	344.00	6,101.30	396.00	0.00	1,450.40	14,586.92
Dee Dee Lowery	2011	0.00	4,383.33	361.20	4,741.74	306.00	16,996.14	1,093.60	27,882.01
	2010	0.00	4,120.75	360.50	4,567.08	280.00	7,350.00	1,231.32	17,909.65
	2009	0.00	3,688.65	203.20	4,624.73	258.00	0.00	1,233.32	10,007.90
Carol M. Daniel(3)	2011	0.00	4,313.94	361.20	5,315.40	0.00	16,996.14	1,055.60	28,042.28
	2010	0.00	4,157.79	361.20	5,117.16	0.00	7,350.00	1,000.76	17,986.91
	2009	0.00	4,244.59	344.00	6,267.13	0.00	0.00	1,128.49	11,984.21
Ray L. Wesson, Jr.(3)	2011	855.00	4,737.53	361.20	4,741.74	0.00	16,996.14	1,055.60	28,747.21
	2010	615.00	4,607.86	361.20	4,567.08	0.00	7,350.00	1,194.13	18,695.27
	2009	727.50	3,375.00	344.00	2,795.85	0.00	0.00	1,498.75	8,741.10
Eric Waldron(3)	2011	0.00	0.00	355.60	5,981.92	0.00	9,918.72	2,495.60	18,751.84
	2010	0.00	0.00	330.45	6,129.12	0.00	3,675.00	2,442.76	12,577.33
	2009	0.00	0.00	304.00	4,552.27	0.00	0.00	2,811.70	7,667.97
(1)	Represents reimbursement for club dues and cell phones for all named executives
(2)	Includes Director Fees paid to M. Ray (Hoppy) Cole, Jr. as shown in the Director Compensation Table on Page 19.
(3)	Carol M. Daniel, Ray L. Wesson, Jr., and Eric Waldron are executive officers of the bank and not the holding company
(4)	Value based on value at grant date of $8.61 per share for 2011 and $7.35 per share for 2010

15

The First Bancshares, Inc.

Grants of Plan-Based Awards

As of December 31, 2011

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
	Grant Date	Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares Of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
M. Ray (Hoppy) Cole, Jr.	2/01/11	-	-	-	-	-	-	4,105	-	-	$35,344.05
Dee Dee Lowery	2/01/11	-	-	-	-	-	-	1,974	-	-	16,996.14
Carol M. Daniel(1)	2/01/11	-	-	-	-	-	-	1,974	-	-	16,996.14
Ray L. Wesson, Jr.(1)	2/01/11	-	-	-	-	-	-	1,974	-	-	16,996.14
Eric Waldron(1)	2/01/11	-	-	-	-	-	-	1,152	-	-	9,918.72

(1)	Carol M. Daniel, Ray L. Wesson, Jr., and Eric Waldron are executive officers of the bank and not the holding company

16

The First Bancshares, Inc.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2011

				Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units Or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Vesting Date
M. Ray (Hoppy) Cole, Jr.	-	-	-	-	-	2,853	$20,969.55	-	-	8/1/2013
“	-	-	-	-	-	4,105	35,344.05	-	-	2/1/2014
Dee Dee Lowery	-	-	-	-	-	1,000	7,350.00	-	-	8/1/2013
“	-	-	-	-	-	1,974	16,996.14	-	-	2/1/2014
Carol M. Daniel(1)	-	-	-	-	-	1,000	7,350.00	-	-	8/1/2013
“	-	-	-	-	-	1,974	16,996.14	-	-	2/1/2014
Ray L. Wesson, Jr.(1)	-	-	-	-	-	1,000	7,350.00	-	-	8/1/2013
“	-	-	-	-	-	1,974	16,996.14	-	-	2/1/2014
Eric Waldron(1)	-	-	-	-	-	500	3,675.00	-	-	8/1/2013
“	-	-	-	-	-	1,152	9,918.72	-	-	2/1/2014

(1)	Carol M. Daniel, Ray L. Wesson, Jr., and Eric Waldron are executive officers of the bank and not the holding company

17

The First Bancshares, Inc.

Option Exercises and Stock Vested

For the Year Ended December 31, 2011

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value realized Upon Exercise (#)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)
M. Ray (Hoppy) Cole, Jr., President and CEO	-	-	-	-
Dee Dee Lowery, CFO	-	-	-	-
Carol M. Daniel, Credit Administrator(1)	-	-	-	-
Ray L. Wesson, Jr., President, Southern Region(1)	-	-	-	-
Eric Waldron, President, Northern Region(1)

(1) Carol M. Daniel, Ray L. Wesson, Jr, and Eric Waldron. are executive officers of the bank and not the holding company

18

The First Bancshares, Inc.

Director Compensation Table

For the Year Ended December 31, 2011

Name	Fees Earned or Paid in Cash(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Cash Compensation (2)	Total
David W. Bomboy	$12,700.00	$0.00	$0.00	$0.00	$0.00	$0.00	$12,700.00
Michael W. Chancellor	14,950.00	0.00	0.00	0.00	0.00	0.00	14,950.00
M. Ray (Hoppy) Cole, Jr.	11,500.00	0.00	0.00	0.00	0.00	8,500.00	20,000.00
E. Ricky Gibson	36,350.00	0.00	0.00	0.00	0.00	8,500.00	44,850.00
Charles R. Lightsey	22,600.00	0.00	0.00	0.00	0.00	8,500.00	31,100.00
Fred A. McMurry	13,750.00	0.00	0.00	0.00	0.00	8,500.00	22,250.00
Gregory H. Mitchell	19,050.00	0.00	0.00	0.00	0.00	8,500.00	27,550.00
Ted E. Parker	13,750.00	0.00	0.00	0.00	0.00	8,500.00	22,250.00
Dennis L. Pierce	11,750.00	0.00	0.00	0.00	0.00	0.00	11,750.00
J. Douglas Seidenburg	18,000.00	0.00	0.00	0.00	0.00	8,500.00	26,500.00
Andrew D. Stetelman	14,700.00	0.00	0.00	0.00	0.00	0.00	14,700.00

(1)	The First Bancshares, Inc. directors were paid $500 per meeting; The First, A National Banking Association directors were paid $600 per meeting; audit committee members were paid $300 per meeting; compensation committee members were paid $250 per meeting and executive committee members were paid $400 per meeting. The Chairman of the Board was paid a retainer of $2,000 per quarter for the first and second quarters, $4,000 per quarter for the third quarter, and $6,000 per quarter for the fourth quarter.

(2)	Directors of The First Bancshares, Inc. were paid an annual retainer of $2,500 based on attendance and directors of The First, A National Banking Association were paid an annual retainer of $6,000 based on attendance.

19

The First Bancshares, Inc.

Potential Payments Upon Termination or Change-in-Control

As of December 31, 2011

Executive Benefits and Payments Upon Termination	Voluntary Termination	Termination for Good Reason Upon Change in Control	Death
M. Ray (Hoppy) Cole, Jr.
Compensation:
Base Salary	-	$450,000.00
Benefits & Perquisites:
BOLI Death Benefit			$200,000.00
Dee Dee Lowery
Compensation:
Base Salary	-	217,350.00
Benefits & Perquisites:
BOLI Death Benefit			200,000.00
Carol M. Daniel(1)
Compensation:
Base Salary(2)	-	-
Benefits & Perquisites:
BOLI Death Benefit			-

20

Executive Benefits and Payments Upon Termination (continued)	Voluntary Termination	Termination for Good Reason Upon Change in Control	Death
Ray L. Wesson, Jr.(1)
Compensation:
Base Salary	-	-
Benefits & Perquisites:
BOLI Death Benefit			-
Eric Waldron(1)
Compensation:
Base Salary	-	-
Benefits & Perquisites:
BOLI Death Benefit			-
(1)	Carol M. Daniel, Ray L. Wesson, Jr., and Eric Waldron are executive officers of the bank and not the holding company
(2)	The agreement is silent as to compensation payable in the event of a change in control. However, the agreement stipulates one and one-half years of employment.

The Stimulus Bill’s executive compensation restrictions will prohibit the Company from making “any payment” to the named executive officers “for departure from the Company for any reason, except for payments for services performed or benefits accrued”.

21

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock in the Company owned by the directors, nominees for director, and executive officers, as of March 22, 2012.

Name of	Amount and Nature	Unvested	Percent of
Beneficial Owner	of Beneficial Ownership(1)	Restricted Stock(2)	Class (3)

David W. Bomboy, M.D.	71,062	2,000	2.36%

Michael W. Chancellor	32,639	2,000	1.12%

M. Ray (Hoppy) Cole, Jr.	18,786	12,472	1.01%

E. Ricky Gibson	58,640	5,000	2.05%

Charles R. Lightsey	32,230	2,000	1.11%

Fred A. McMurry	52,494	2,000	1.76%

Gregory H. Mitchell	1,610	2,000	.12%

Ted E. Parker	42,800	2,000	1.45%

Dennis L. Pierce	58,270	2,000	1.95%

J. Douglas Seidenburg	56,500	2,000	1.89%

Andrew D. Stetelman	25,404	2,000	.89%

Dee Dee Lowery	12,112	4,974	.55%

Executive Officers,
Directors, and Nominees
as a group	462,547	40,446	16.20%

(1)	Includes shares for which the named person:
-	has sole voting and investment power,
-	has shared voting and investment power with a spouse, or
-	holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

(2)	Restricted Stock granted under The First Bancshares, Inc. 2007 Stock Incentive Plan
(3)	Calculated based on 3,104,867 shares outstanding

22

Stock Ownership of Principal Stockholders

As of March 22, 2012, to the registrant’s knowledge, there were no beneficial owners of five percent (5%) or more of the outstanding common stock.

CORPORATE GOVERNANCE

Corporate Governance Guidelines.  The Board of Directors’ Nominating Committee has enacted guidelines to determine director independence and qualifications for directors. The Nominating Committee Charter is published at the Corporation’s website under the “Corporate Governance” at www.thefirstbank.com. The Board regularly reviews corporate governance developments and considers modifications to its governance charter to clarify and augment the Board’s processes, including those relating to risk oversight.

The Board’s Role in Risk Oversight.  We believe that each member of our Board of Directors in his or her fiduciary capacity has a responsibility to monitor and manage risks faced by the Company. At a minimum, this requires the members of our Board of Directors to be actively engaged in board discussions, review materials provided to them, and know when it is appropriate to request further information from management and/or engage the assistance of outside advisors. Furthermore, because the banking industry is highly regulated, certain risks to the Company are monitored by the Board of Directors and the Audit Committee through its review of the Company’s compliance with regulations set forth by its regulatory authorities and recommendations contained in regulatory examinations.

Because we believe risk oversight is a responsibility for each member of the Board of Directors, we do not concentrate the Board’s responsibility for risk oversight in a single committee. Instead, each of our committees concentrates on specific risks for which they have an expertise, and each committee is required to regularly report to the Board of Directors on its findings. For example, the audit committee regularly monitors the Company’s exposure to certain reputational risks by establishing and evaluating the effectiveness of company programs to report and monitor fraud and by monitoring the Company’s internal controls over financial reporting. Our compensation committee’s role in monitoring the risks related to our compensation structure is discussed in further detail below.

Director Independence.  The First Bancshares, Inc. currently has nine independent directors out of eleven. The independent directors are David W. Bomboy, Michael W. Chancellor, E. Ricky Gibson, Charles R. Lightsey, Fred A. McMurry, Gregory H. Mitchell, Ted E. Parker, J. Douglas Seidenburg, and Andrew D. Stetelman. The Board has satisfied, and expects to continue to satisfy, its objective that at least a majority of the Board should consist of independent directors. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company. The Board has established guidelines to assist it in determining director independence which conform to the independence requirements of the NASDAQ Stock Exchange listing standards. In addition to applying these guidelines, the Board will consider all relevant facts and circumstances in making an independence determination.

In the course of the Board’s determination regarding independence, it considers any transactions, relationships and arrangements as required by the Company’s independence guidelines.

All members of the Audit Committee, Compensation Committee, and Nominating Committee must be independent directors as defined by NASDAQ. Members of the Audit Committee also must satisfy a separate Securities and Exchange Commission (“SEC”) independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or its subsidiaries other than their directors’ compensation.

23

Director Candidates, Qualifications and Diversity.  In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Nominating Committee will consider a number of criteria, including, without limitation, financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honest and reputation; dedication to the Company and its stockholders; independence and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. Although the Nominating Committee has no official policy regarding diversity, the committee seeks well-qualified nominees, and believes its Board represents a wide variety of backgrounds .

Board Leadership Structure.   The Board of Directors of the Company is made up of eleven individuals, one of whom is an insider as an executive of the Company. The ten outside directors have a wide variety of business experience and bring that experience to bear in fulfilling their duties as directors of the Company. The Chairman and Chief Executive Officer positions are held separately. The Board has not named a lead independent director. All independent directors have an equal voice in the business of the Company.

The Board of Directors has the primary responsibility of overseeing the Company’s risk management processes, including reviewing policies and procedures to identify any significant risks or exposures and determining the steps to take to monitor and minimize those risks. The Audit Committee is responsible for oversight of financial reporting risks, while the Compensation Committee is responsible for oversight of compensation-related risks.

Standards of Conduct.  All directors, officers and employees of The First Bancshares, Inc. must act ethically at all times and in accordance with the policies comprising the Code of Ethics for Financial Officers, a copy of which can be found at the Company’s internet website, www.thefirstbank.com.

Communicating Concerns to Directors.  The Audit Committee and the non-management directors have established procedures to enable any employee who has a concern about The First Bancshares’ conduct, policies, accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Board through written notification directed to the Chairman of the Audit Committee, Doug Seidenburg, at P. O. Box 1197, Laurel, MS 39441, or by email to DougS@sburgcpa.com. Such communications may be confidential or anonymous. The Company’s Whistleblower Policy is available on the Company’s website, www.thefirstbank.com. The status of any outstanding concern, if any, is reported to the non-management directors of the Board periodically by the Chairman of the Audit Committee.

Stockholder Communications.  Stockholders may communicate with all or any member of the Board of Directors by addressing correspondence to the “Board of Directors” or to the individual director and addressing such communication to Chandra B. Kidd, Secretary, The First Bancshares, Inc., P. O. Box 15549, Hattiesburg, Mississippi, 39404. All communications so addressed will be forwarded to the Chairman of the Board of Directors (in case of correspondence addressed to the “Board of Directors”) or to the individual director without exception.

ADDITIONAL INFORMATION CONCERNING DIRECTORS AND OFFICERS

Meetings of the Board of Directors

It is the policy of the Company that directors attend all meetings. During the year ended December 31, 2011 the Board of Directors of the Company held 5 meetings. All of the directors of the Company attended at least 75% of the aggregate of such Board meetings and the meetings of each committee on which they served, except: David W. Bomboy. The Board of Directors of the Bank held 15 meetings during the year ended December 31, 2011.

24

Committees of the Board of Directors

The Audit Committee of the Company is composed of the following independent members: J. Douglas Seidenburg, E. Ricky Gibson, Gregory H. Mitchell, Charles R. Lightsey and Michael W. Chancellor. The Audit Committee met five times during the year ended December 31, 2011. On February 21, 2002, the Board adopted a written Audit Committee Charter, a copy of which can be found at the Company’s internet website at www.thefirstbank.com under “Corporate Governance”. The Audit Committee has the responsibility of reviewing the Company’s financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities, and determining that all audits and examinations required by law are performed. The Committee also recommends to the Board of the Company the appointment of the independent auditors for the next fiscal year, reviews and approves the auditor's audit plans, and reviews with the independent auditors the results of the audit and management's responses. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts for the Company. The Audit Committee reports its findings to the Board of Directors of the Company. The Board of Directors has determined that the members of the Audit Committee are independent. The Board of Directors has also determined that there is at least one independent audit committee financial expert, J. Douglas Seidenburg, serving on the Audit Committee, as the terms independent and audit committee financial experts are used in pertinent Securities and Exchange Commission laws and regulations.

The Company's Board of Directors has appointed a Compensation Committee and a Nominating Committee.

The Compensation Committee is responsible for establishing the compensation plans for the bank. Its duties include the development with management of all benefit plans for employees of the bank, the formulation of bonus plans, incentive compensation packages, and medical and other benefit plans. On April 4, 2008, the Board adopted a written Compensation Committee Charter and a Compensation Philosophy, which can be found at the Company’s internet website at www.thefirstbank.com under “Corporate Governance”. The Compensation Committee met eleven times during the year ended December 31, 2011. The Compensation Committee is composed of the following members: E. Ricky Gibson, David W. Bomboy, Gregory H. Mitchell, and Ted E. Parker, all of whom are independent directors.

25

The Nominating Committee is responsible for nominating individuals for election to the Company's Board of Directors. The Nominating Committee met five times during the year ended December 31, 2011, and consists of J. Douglas Seidenburg, Charles R. Lightsey, Fred A. McMurry, and Ted E. Parker, all of whom were independent directors. The Company adopted a Nominating Committee Charter, a copy of which was attached as Exhibit “B” to the Proxy Statement for the 2004 Annual Meeting. A copy of the Nominating Committee Charter can be found at the Company’s internet website at www.thefirstbank.com under “Corporate Governance”. The Nominating Committee welcomes recommendations made by shareholders of the Company. Any recommendations for the 2012 Annual Shareholders' Meeting should be made in writing addressed to the Nominating Committee, c/o Chandra Kidd at 6480 U.S. Highway 98 West (39402), Post Office Box 15549, Hattiesburg, Mississippi, 39404-5549, by May 3, 2012. It is the Nominating Committee's policy to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company's Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. The Nominating Committee will consider only those director candidates recommended in accordance with the Nominating Committee Shareholder Policies and Procedures, a copy of which was attached as Exhibit “C” to the Proxy Statement for the 2004 Annual Meeting. A copy of the Nominating Committee Shareholder Policies and Procedures can be found at the Company’s internet website at www.thefirstbank.com under “Corporate Governance”.

Report of the Audit Committee

The Audit Committee of the Company has:

-	Reviewed and discussed the audited financial statements with management of the Company.

-	Discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, “The Auditor’s Communications with Those Charged with Governance”.

-	Received the written disclosures and the letter from the independent auditors required by the Public Company Accounting Oversight Board Rule 3526, “Communications with Audit Committees” and have discussed with the independent auditors the auditors' independence.

-	Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

The Board of Directors has determined that the members of the Audit Committee are independent as defined in pertinent NASDAQ rules.

Members of the Audit Committee:

J. Douglas Seidenburg

E. Ricky Gibson

Gregory H. Mitchell

Charles R. Lightsey

Michael W. Chancellor

Certain Relationships and Related Transactions

Officers, directors and 10% beneficial owners of the Company and its associates, including members of their families or corporations, partnerships, or other organizations in which such officers or directors have a controlling interest, are customers of the bank and have transactions with the banks in the ordinary course of business, and may continue to do so in the future.

All outstanding loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectability or present other unfavorable features. All directors other than M. Ray (Hoppy) Cole, Jr., and Dennis L. Pierce are independent as defined in pertinent Nasdaq rules.

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The Company entered into a construction contract with PierCon, Inc. relating to the renovation of the Company’s Operations Center located at 5299 Old Hwy 11, Hattiesburg, MS. As of October 8, 2008, all amounts relating to the contract had been paid and the contract completed. The contract provided for payments to be made on a “cost plus ten plus ten” basis (cost plus ten percent profit plus ten percent overhead). Including change orders, overhead, profit, and sales tax, the total contract amount of $561,565.00, which represents cost plus eight percent profit plus eight percent overhead, was paid during 2008. Dennis L. Pierce, who serves as a Director of the Company, is President of PierCon, Inc. This transaction was reviewed and approved in advance by the Board’s Audit Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and beneficial owners of more than 10% to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Executive officers and directors are required by Securities and Exchange Commission Regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2011, all Section 16(a) filing requirements applicable to the Company's executive officers and directors were complied with except for one transaction by Michael W. Chancellor and one transaction by Ted E. Parker. Also, restricted stock grants were made and Form 4’s were inadvertently omitted and will be filed on behalf of all recipients.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Independent Public Accountants

T.E. Lott & Company were the independent auditors for the Company during the year ending December 31, 2011, and will serve as the independent auditors to the Company for the year ending December 31, 2012. The Company expects a representative of this firm to attend the Meeting, to have the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions from shareholders.

Audit Fees

The following is a summary of fees related to services performed for the Company by T.E. Lott & Company for the years ended December 31, 2011 and 2010:

	2011	2010

Audit Fees – Audit of the consolidated statements and Quarterly review of financial statements included in Form 10-Q and a Form 10-Q and consents	$112,410	$79,170
Audit Related Fees – Services in connection with application of accounting pronouncements and Sarbanes-Oxley Act	5,991	5,240
Tax Services – Preparation of federal and state income tax and property returns	10,656	10,860
All other fees – Assistance with and compilation of regulatory filings with Federal Reserve Bank	-	-
Total	$129,057	$95,270

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The Audit Committee has adopted pre-approval policies and procedures, a copy of which can be found at the Company’s internet website at www.thefirstbank.com under “Corporate Governance”. One hundred percent of the fees set forth above were preapproved by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

proposal 2 – approval of independent public accountants

The Board of Directors has appointed T.E. Lott & Company, a firm of independent certified public accountants, as auditors for the fiscal year ending December 31, 2012, and until their successors are selected.

The Company has been advised that neither the firm nor any of its partners has any direct or any material indirect financial interest in the securities of the Company or its subsidiaries, except as auditors and consultants on accounting procedures and tax matters. The Board anticipates that representatives of T.E. Lott & Company will be in attendance at the Annual Meeting, be present to make a statement or be available to respond to questions.

Although not required to do so, the Board of Directors has chosen to submit its appointment of T.E. Lott & Company for ratification by the Company's shareholders. It is the intention of the persons named in the Proxy to vote such Proxy FOR the ratification of this appointment. If this proposal does not pass, the Board of Directors will reconsider the matter. The proposal will be ratified if the votes cast favoring the appointment exceed the votes cast opposing it.

The Board of Directors unanimously recommends you vote FOR Proposal 2 to ratify the appointment of T.E. Lott & Company as independent public accountants for the fiscal year ending December 31, 2012.

PROPOSAL 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The America Reinvestment and Recovery Act of 2009 (“ARRA”) requires recipients of funds under CCP to permit a separate shareholder vote to approve the compensation of executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the compensation discussion and analysis, the compensation tables, and any related material). ARRA further provides that this shareholder vote shall not be binding on the board of directors of a recipient of funds under CCP, and may not be construed as overruling a decision by such board, nor to create or imply any additional fiduciary duty by such board, nor shall such vote be construed to restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.

These ARRA provisions give you as a shareholder the right to endorse or not endorse our executive compensation through the following resolution:

“Resolved, that the shareholders of The First Bancshares, Inc. approve its executive compensation as described in the section captioned “Compensation Discussion and Analysis” in the 2012 Proxy Statement, including the compensation tables and any related material.”

Under ARRA, your vote is advisory, and will not be binding on the Board. However, the Compensation Committee will take into account the vote when considering future executive compensation arrangements.

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The Board of Directors unanimously recommends you vote FOR approval of the resolution.

Solicitation of Proxies

The cost of soliciting proxies from shareholders will be borne by the Company. The initial solicitation will be by mail. Thereafter, proxies may be solicited by directors, officers and employees of the Company or the bank, by means of telephone, telegraph or personal contact, but without additional compensation therefore. The Company will reimburse brokers and other persons holding shares as nominees for their reasonable expenses in sending proxy soliciting material to the beneficial owners.

Proposals of Shareholders

Any proposal of a shareholder to be presented for action at the Annual Meeting of Shareholders to be held in the year 2013 must be received at the Company's principal executive office no later than December 26, 2012 if it is to be included in management's proxy statement. To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with the Company's bylaws relating to shareholder proposals and certain Securities and Exchange Commission Regulations in order to be included in the Company's proxy materials.

The Company's proxy for the year 2013 meeting may confer discretionary authority to vote on any proposal of a shareholder to be presented for action at the Annual Meeting of Shareholders to be held in the year 2013 which is not received prior to December 26, 2012 at the Company's principal executive office.

Annual Report

The 2011 Annual Report to shareholders of the Company, including audited financial statements of the Company, is enclosed for the information of the shareholders. The Annual Report and financial statements are not a part of the proxy soliciting material.

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PROXY SOLICITED FOR ANNUAL MEETING

OF SHAREHOLDERS OF THE FIRST BANCSHARES, INC.

TO BE HELD ON MAY 24, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints M. Ray “Hoppy” Cole, Jr. as Proxy with the power to appoint his substitute and hereby authorizes him to represent the undersigned, and to vote upon all matters that may properly come before the Annual Meeting including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated herein, with full power to vote all shares of common stock of The First Bancshares, Inc. held of record by the undersigned on April 9, 2012, at the Annual Meeting of Shareholders to be held on May 24, 2012 or any adjournment(s) thereof.

IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR EACH NOMINEE LISTED BELOW AND AT THE DISCRETION OF THE PERSON NAMED ABOVE IN CONNECTION WITH ANY OTHER BUSINESS PROPERLY COMING BEFORE THE MEETING.

The Board of Directors recommend you vote FOR Proposals 1, 2, and 3

1.	PROPOSAL 1: To elect the three (3) identified nominees as directors.

Class II

Michael W. Chancellor

Charles R. Lightsey

Andrew D. Stetelman

( )	FOR all nominees	( )	WITHHOLD AUTHORITY
	listed (except as marked to		to vote for all nominees
the contrary)

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominees name(s) in the space provided below)

2.	PROPOSAL 2: To approve the appointment of T.E. Lott & Company as the Independent Public Accountants for the Company
( )	FOR	( ) AGAINST	( ) ABSTAIN

3.	PROPOSAL 3: To vote on advisory (non-binding) proposal to approve Executive Compensation
( )	FOR	( ) AGAINST	( ) ABSTAIN

Signature:

Signature:

Dated:	, 2012

Votes must be indicated by an (x) in Black or Blue Ink.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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